CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Westside Energy Corporation
   Houston, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 our report dated February 11, 2005 included herein for the two years ended December 31, 2004.


May 10, 2005

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas